Exhibit 10.18

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL	Execution Version

STRATEGIC PARTNERSHIP AGREEMENT

This Strategic Partnership Agreement (the “Agreement”) by and between Oncobiologics, Inc., a Delaware corporation with a principal place of business at 7 Clarke Drive, Cranbury, New Jersey 08512 USA (“Oncobiologics”), and MTTR, LLC, a Delaware limited liability company, with a principal place of business at [***] (“MTTR”), is effective as of February 15, 2018 (the “Effective Date”). Oncobiologics and MTTR are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Oncobiologics is a clinical-stage biopharmaceutical company focused on identifying, developing, manufacturing, and commercializing complex biosimilar therapeutics in immunology and oncology disease areas;

WHEREAS, MTTR is controlled by a group of Consultants (as defined below) that are physicians and/or executives with professional expertise in ophthalmology, including scientific, medical and regulatory affairs, as well as commercial operations and strategic planning;

WHEREAS, Oncobiologics is developing a biosimilar product of bevacizumab; and

WHEREAS, the Parties desire for Oncobiologics to engage MTTR as a consulting company to perform, through its Consultants, the Services (as defined below), and for MTTR to provide such Services; all on the terms and conditions described herein.

NOW THEREFORE, in consideration of the promises and mutual agreements contained herein, the Parties hereto, intending to be legally bound, agree as follows:

1.	Definitions

1.1         “Actual Deductible Costs” means the aggregate amount of the following costs incurred after the Effective Date:

(a)          the aggregate amount of all costs and expenses incurred by Oncobiologics or its Affiliates for the pre-clinical or clinical Development of Products [***], including all costs identified in Exhibit D as “Development Costs”, in each case, [***], (“Development Costs”);

(b)          the aggregate amount of all costs and expenses incurred by Oncobiologics or its Affiliates in connection with the manufacture or Commercialization of Products [***];

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)          the aggregate amount of all costs and expenses incurred by Oncobiologics or its Affiliates in bringing an appropriate suit or other action against any person or entity engaged in any existing or threatened infringement of any patent right owned or controlled by Oncobiologics or its Affiliates that Covers the Development, Commercialization, manufacture, making, having made, use, offering for sale, sale, having sold, importation or exportation of a Product in the Field in the Territory [***]; and

(d)          to the extent Oncobiologics reasonably believes that it is required to obtain a license or similar right under any Third Party IP to make, have made, use, offer for sale, sell, have sold, import or export any Product in the Field in the Territory, the aggregate amount of all any royalties, milestones, upfront fees or other payments payable by Oncobiologics or its Affiliates during the Term for such license or similar right pursuant to an agreement with a Third Party (and including, for clarity, any such licenses or similar rights obtained by Oncobiologics prior to the Effective Date for the exercise of similar rights during the Term [***]) (each such agreement with a Third Party, a “Third Party IP Agreement”). For the purposes of this Agreement, “Third Party IP” means any patent right that is owned or controlled by a Third Party and to the extent it Covers the making, having made, using, offering for sale, selling, having sold, importing or exporting a Product in the Field in the Territory.

Notwithstanding the foregoing, Actual Deductible Costs shall not include any such costs, expenses or other amounts for which Oncobiologics or its Affiliates have received prepayment or reimbursement from any Third Party, including in connection with the grant of a license or other right with respect to Product(s) for the Field in the Territory. For clarity, any amounts excluded from the definition of Other Income under subsections (a) – (c) of Section 1.33 shall not be Actual Deductible Costs.

1.2         “Adjusted Deductible Cost” means, for purposes of the calculation of Net Profits for a Calendar Year, the cumulative Actual Deductible Costs for a given Product that do not exceed (i) [***] percent ([***]%) of the gross revenues received by Oncobiologics or its Affiliates in such Calendar Year, for the [***] period after First Commercial Sale of such Product, and (ii) [***] ([***]%) of the gross revenues received by Oncobiologics or its Affiliates in such Calendar Year, for any other Calendar Year.

1.3         “Affiliate” means, with respect to a Party, any entity which controls, is controlled by or is under common control with such Party. For purposes of this definition only, “control” means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the securities entitled to be voted generally or in the election of directors of such entity, or by contract or otherwise. For clarity, once an entity ceases to be an Affiliate of a Party, then, without any further action, such entity shall cease to have any rights under this Agreement by reason of being an Affiliate of such Party.

1.4         “Anti-Corruption Laws” means laws, regulations, or orders prohibiting the provision of a financial or other advantage for a corrupt purpose or otherwise in connection with the improper performance of a relevant function, including without limitation, the US Foreign Corrupt Practices Act (FCPA), and similar laws governing corruption and bribery, whether public, commercial or both, to the extent applicable.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.5         “Applicable Laws” means, individually and collectively, any federal, state, local, national and supra-national laws, treaties, statutes, ordinances, rules and regulations, that are in effect from time to time during the Term and applicable to a particular activity hereunder.

1.6         “Approved Indication(s)” means any Indication for which a Product has received Regulatory Approval (whether in the United States or in any other country in the Territory).

1.7         “Biosimilar” means a biological product that: [***] .

1.8         “BPCI Act” means the Biologics Price Competition and Innovation Act of 2009 within the Patient Protection and Affordable Care Act, as set forth in Section 351(k) of the PHS Act (42 U.S.C. 262), which was signed into law in the United States in March 2010, and as may be subsequently amended.

1.9         “Business Day” means a day other than Saturday, Sunday or any day that banks in the U.S. are required or permitted to be closed.

1.10      “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, that, the final Calendar Quarter shall end on the last day of the Term.

1.11       “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, that, the final Calendar Year shall end on the last day of the Term.

1.12       “Change of Control” means, with respect to Oncobiologics: (a) the sale of all or substantially all of Oncobiologics’s assets or business; (b) a merger, reorganization or consolidation involving Oncobiologics in which the voting securities of Oncobiologics outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (c) a person or entity, or group of persons or entities, acting in concert acquire more than fifty percent (50%) of the voting equity securities or management control of Oncobiologics.

1.13       “Cost of Goods Sold” or “COGS” means the fully burdened costs incurred by Oncobiologics or its Affiliates, in U.S. Dollars (as defined by Oncobiologics’s consistent application of GAAP), in manufacturing or having manufactured Products.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14       “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the carrying out of such obligations with a level of efforts and resources consistent with the commercially reasonable practices of a similarly situated company in the pharmaceutical industry for developing or seeking Regulatory Approval of a similarly situated branded pharmaceutical product as the Product at a similar stage of development, taking into account efficacy, safety, patent and regulatory exclusivity, anticipated or approved labeling, present and future market potential, competitive market conditions, the profitability of the product in light of pricing and reimbursement issues, and all other relevant factors.

1.15       “Commercialization” or “Commercialize” means all activities directed to marketing, promotion, distribution, detailing or selling a Product (including supply chain, importing and exporting activities in connection therewith).

1.16       “Confidential Information” of a Party means any and all Information of a Party (the “Disclosing Party”) that is disclosed to the other Party (the “Receiving Party”) related to activities conducted pursuant to this Agreement, whether in oral, written, graphic, or electronic form, provided that any information that is disclosed in writing shall be marked as “Confidential” and any information not disclosed in writing shall be designated by the Disclosing Party as confidential at the time of its initial disclosure and reduced to a written summary by the Disclosing Party that is marked in a manner to indicate its confidential nature and delivered to the Receiving Party within [***] after its initial disclosure (provided, however, that such requirement to summarize in writing non-written disclosures shall not apply to information that pertains to the Product that the Receiving Party knew, or reasonably should have known, was the Confidential Information of the Disclosing Party). In addition all Information disclosed by a Party pursuant to the Confidentiality Agreement between the Parties dated February 2, 2018 (the “Confidentiality Agreement”) shall be deemed to be Confidential Information of such Party disclosed hereunder; provided, however, that any use or disclosure of any such Information that is authorized under Article 13 shall not be restricted by, or be deemed a violation of, the Confidentiality Agreement.

1.17       “Consultant” (or, collectively, “Consultants”) means each of (a) [***], an individual and citizen of the U.S. residing, as of the Effective Date, in the state of [***] (“[***]”); (b) [***], an individual and citizen of the U.S. residing, as of the Effective Date, in the state of [***] (“[***]”); (c) Mr. Terry Dagnon, an individual and citizen of the U.S. residing, as of the Effective Date, in the state of [***] (“Mr. Dagnon”); and (d) [***], an individual and citizen of the U.S. residing, as of the Effective Date, in the state of [***] (“[***]”).

1.18       “Cover,” “Covering” or “Covered” means, with respect to any Product, that the manufacture, use, offer for sale, sale, import or export of such Product in the Field in a particular country in the Territory by a party who has not been granted a license or similar right under patent rights owned or controlled by another party would infringe a valid claim of such other party’s patent rights.

1.19       “Development” (with a correlative meaning for “Develop” and “Developing”) means all activities relating to preclinical and clinical trials, toxicology testing, statistical analysis, publication and presentation of study results and reporting, preparation and submission of applications for obtaining and maintaining Regulatory Approval of Products.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.20       “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.21       “Field” means the treatment, prevention or cure of any ophthalmic indication, including wet macular degeneration (“Wet AMD”), diabetic macular edema (“DME”) or diabetic retinopathy (“DR”) (together with retinal vein occlusions, myopic choroidal neovascularization and all other ophthalmic indication, collectively, “Indications”).

1.22       “First Commercial Sale” means, with respect to each country in the Territory, the first sale for end use or consumption of the Product in such country in the Territory after Marketing Approval has been granted in such country in the Territory.

1.23       “GAAP” means the then-current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles in the United States, in each case consistently applied.

1.24       “Governmental Authority” means any multi-national, national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.25       “IND” means an Investigational New Drug application filed with the FDA, or an equivalent filing outside of the U.S.

1.26       “Information” means any data, results, technology, business or financial information or information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulae, software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, clinical test data and data resulting from non-clinical studies), CMC information, stability data or other study data and procedures.

1.27       [***].

1.28       [***].

1.29       “Marketing Authorization Application” or “MAA” means an application to the appropriate Regulatory Authority for approval to market a Product in any particular jurisdiction and all amendments and supplements thereto.

1.30       “Marketing Approval” means an approval for a Product from a Regulatory Authority necessary for the distribution, marketing and sale of such Product, including where necessary to initiate marketing and sales, pricing and reimbursement approval(s).

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.31       “Net Profits” means, with respect to a given Calendar Year, the Other Income and Net Revenue received by Oncobiologics and its Affiliates in the Field in the Territory, minus Adjusted Deductible Costs, accounted for in accordance with Oncobiologics’s standard accounting practices consistent with GAAP. Any Actual Deductible Costs that are not accounted for in the definition of “Net Profits” due to the limitations set forth in the definition of “Adjusted Deductible Costs”, below, may be carried forward to the calculation of Net Profits in subsequent Calendar Years until such Actual Deductible Costs have been fully offset. [***]. Additionally, in calculating Net Profits with respect to sales of Products to Third Parties in the Field in the Territory by a Third Party sublicensee of Oncobiologics only the cash consideration received by the Oncobiologics or its Affiliates in connection with such sale from such Third Party sublicensee will be included in the calculation of Net Revenues, provided that no other material consideration is received by Oncobiologics in connection therewith.

1.32       “Net Revenues” means, with respect to any Product, the gross sales price of such Product sold by Oncobiologics or its Affiliates (the “Selling Party”) to Third Parties, less:

[***]

Net Revenues will be determined in accordance with GAAP, consistently applied throughout the organization and across all products of the Selling Party whose sales of Products are giving rise to Net Revenues.

[***]

Where a Product is sold in combination with other pharmaceutical products, diagnostic products, or active ingredients (collectively, “Combination Components”) the Net Revenues applicable to such transaction shall be calculated by multiplying the total Net Revenues of such combined product by the fraction A/(A+B), where A is the actual price of the Product in the same formulation and dosage amount or quantities in the applicable country during the applicable quarter if sold separately, and B is the sum of the actual prices of all Combination Components with which the Product is combined, in the same formulation and dosage amount or quantities in the applicable country during the applicable quarter if sold separately. If A or B cannot be determined because values for the Product or Combination Components with which the Product is combined are not available separately in a particular country, then [***].

Sales of Product(s) between or among Oncobiologics and its Affiliates shall be excluded from the computation of Net Revenues and no payments shall be payable on such sales except where such Affiliates are end users.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.33       “Other Income” means any consideration received by Oncobiologics or its Affiliates from a Third Party that is attributable to Product(s) for the Field in the Territory, including any consideration received in connection with the grant of a license or other right with respect to Product(s) for the Field in the Territory, including the grant of an option to obtain such license or other right, but excluding in all cases: (a) payments received from such Third Party for the purposes of funding and/or reimbursing expenses incurred by Oncobiologics or any of its Affiliates for [***] research and development activities related to Products in the Field in the Territory, (b) payments and reimbursements by such Third Party of patent costs incurred by Oncobiologics or its Affiliates in connection with Products in the Field in the Territory, (c) payments received from such Third Party for the supply of Products by Oncobiologics or its Affiliates (to the extent not in excess of Oncobiologics’s COGS for such Products), and (d) payments made by such Third Party as consideration for the issuance of equity or debt securities of Oncobiologics or its Affiliates at fair market value (excluding amounts in excess of the fair market value of such securities).

1.34       “PDUFA Fees” means any fees owed to the FDA pursuant to the Prescription Drug User Fee Act.

1.35       “Phase 3 Clinical Study” means a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations), regardless of where such clinical trial is conducted.

1.36       “Pilot Study” means a human clinical experience study (as defined in FDA guidance) of a Product for use in the Field in the Territory, which study shall initially be designed for [***].

1.37       “Pivotal Study” means: (a) a Phase 3 Clinical Study; or (b) any other human clinical study that the applicable Regulatory Authority has agreed is sufficient to form the primary basis of an efficacy claim in an MAA submission, including any such study that is determined to have become pivotal after its commencement, in each case of (a) and (b), which clinical study shall initially be designed for approximately [***].

1.38       “Primary End Point” means the primary end points set forth in Exhibit F attached hereto.

1.39       “Product” means any Biosimilar of bevacizumab controlled by Oncobiologics, as such compound shall be developed by the Parties under this Agreement (including all pharmaceutical products and formulations thereof), sold alone or in combination with one or more other therapeutically active ingredients.

1.40       “Regulatory Approval” means an approval, clearance or authorization for the Product from a Regulatory Authority necessary for the research, Development, manufacture, distribution, pricing, reimbursement, marketing or sale of the Product, including any Marketing Approval.

1.41       “Regulatory Authority(ies)” means any Governmental Authority or other authority responsible for granting Regulatory Approvals for the Product, including the FDA and any corresponding national or regional regulatory authorities.

1.42       “Regulatory Exclusivity” means, with respect to a Product and country, the rights conferred by any Regulatory Authority in such country with respect to such Product, including the rights conferred in the United States under 42 U.S.C. §262 or comparable rights outside of the United States.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.43       “Successful First FDA Interaction” means written approval by the FDA (after discussions with the FDA) to conduct a Pilot Study requiring no more than [***], and written guidance from the FDA that a Pivotal Study will not require more than [***].

1.44       “Territory” means all countries or territories in the world, excluding Mexico.

1.45       “Third Party” means any Person that is not a Party, or an Affiliate of a Party.

1.46       “United States” or “U.S.” means the United States of America and its territories and possessions.

2.            Performance of Services; Records; Deliverables

2.1         Services. The Parties agree that, among other things, MTTR will provide to Oncobiologics strategic advice for the Development, seeking and obtaining Regulatory Approval and Commercialization, of the Product in the Field in the Territory as agreed upon in writing by the Parties during the Term, including such services set forth in Exhibit A, attached hereto (the “Services”; the description and/or list of such Services, the “Services Schedule”). The Services Schedule can only be amended in a writing signed by the Parties. MTTR agrees to exercise the professionalism consistent with industry standard for the performance of similar services and utilize its collective expertise and creative talents in performing the Services. In addition to any JSC (as defined below) meetings agreed upon by the Parties, MTTR agrees to make the Consultants reasonably available to meet with Oncobiologics (in person or by teleconference), as reasonably requested by Oncobiologics from time to time, consistent with such Consultant’s time commitment set forth in Section 2.2(b). This Agreement will take precedence over any contrary or inconsistent terms or conditions appearing in or referred to in any exhibit, unless the exhibit expressly refers to the Parties’ intent to alter the terms of this Agreement with respect to such exhibit.

2.2         Expertise; Time Commitments; Replacement.

(a)          The Consultants have the respective expertise ascribed to their names in Exhibit B. MTTR agrees to inform Oncobiologics in the event that any of the Consultants is no longer qualified to represent itself as an expert in accordance with Exhibit B.

(b)          MTTR shall ensure that each Consultant commits to dedicate a percentage of his time on a full-time equivalent basis, which shall constitute [***] hours (“FTE”), to the performance of Services under this Agreement, in accordance with the respective Development Stage (as defined below) of the Product and determined on a Calendar Quarter basis, pursuant to the schedule set forth in Exhibit B.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)          MTTR shall not replace [***] with any person during the Term; provided that, if [***] dies, becomes incapacitated or voluntarily resigns from employment at MTTR (through no fault of MTTR), MTTR shall have the right to suggest a replacement consultant by notifying Oncobiologics promptly (but in any event no later than [***]) after the occurrence of such trigger event; provided that, Oncobiologics may withhold consent to such replacement consultant, in Oncobiologics’s sole discretion; provided further, that if Oncobiologics does not approve of such replacement consultant, then this Agreement will terminate in its entirety in accordance with Section 15.5(a).

(d)          MTTR shall have the right to replace each of [***] with another person with similar qualifications, solely with the prior written approval of Oncobiologics ([***]). If Oncobiologics does not approve any such replacement consultant for [***], then Oncobiologics shall provide its basis for non-approval. Notwithstanding the foregoing, if Oncobiologics does not approve of such replacement consultant after good faith consideration, then this Agreement will terminate with respect to such Consultant in accordance with Section 15.5(b).

(e)          Upon any approval of a replacement consultant in accordance with subsection (c) or (d) above, any and all references in this Agreement to the applicable replaced Consultant shall be deemed to refer to the replacement consultant, without any further modification of the terms and conditions of this Agreement, unless otherwise agreed by the Parties in writing.

2.3         Records.

(a)          MTTR shall ensure that the Consultants shall maintain complete and accurate records of the status and progress of the Services, and all materials, information, data or other know-how generated, authored, conceived or reduced to practice by the Consultants in the course of performing the Services, in accordance with Applicable Law (collectively, the “Records”). MTTR shall maintain the Records in sufficient detail to properly reflect, in a reasonable manner, all significant Services performed and the results of such Services, at a level of detail appropriate for patent and regulatory purposes.

(b)          Upon expiration or termination of this Agreement, and upon such other times as requested by Oncobiologics during the Term, MTTR shall (i) provide to Oncobiologics copies of the Records and (ii) allow Oncobiologics to access, review and copy the Records (including access to relevant databases). At no time shall MTTR dispose of any Records without first giving Oncobiologics [***] prior written notice of its intent to dispose such Records.

2.4         Deliverables. MTTR will deliver to Oncobiologics all Records, reasonable descriptions of Inventions, reports, documentation, data, information or materials as set forth in the Services Schedule or otherwise generated in the course of performing the Services (collectively, “Deliverables”), within [***] of the completion of the Services, or as otherwise set forth in the Services Schedule. Any failure by MTTR to deliver such Deliverables to Oncobiologics within such time period [***]. The Parties acknowledge that (a) all information regarding regulatory pathway and strategy with respect to the Product for the Field in the Territory disclosed by MTTR to Oncobiologics (“MTTR Regulatory Strategy”) shall be MTTR’s Confidential Information (which, for avoidance of doubt, may be used by Oncobiologics in accordance with the license grant to Oncobiologics under Section 10.3 and the non-use and non-confidentiality obligations under Article 13) and (b) all Deliverables, other than MTTR Regulatory Strategy, shall be deemed Oncobiologics’s Confidential Information.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.            Governance

3.1         JSC Formation and Role. The Parties hereby establish a joint steering committee (the “Joint Steering Committee” or “JSC”). The JSC shall have the following responsibilities:

(a)          to serve as a forum for the Consultants to discuss and share updates with respect to their performance of the Services, including strategies for the Development and/or Commercialization of the Product (including presentation of the then-current Development Plan and/or Commercialization Plan), regulatory updates and marketing materials;

(b)          to serve as a forum for Oncobiologics to discuss and share updates with respect to its Development, regulatory and Commercialization efforts under this Agreement and/or to review and approve any material updates to the Development Plan, the Commercialization Plan (including any material updates thereto), drafts of regulatory filings or communications and marketing materials, with respect to Products for the Field in the Territory;

(c)          to discuss the Development of Products for use in the Field in the Territory in the First Indication, Second Indication and any Additional Indications, including the order and prioritization of such Development activities in the respective Indications in accordance with Section 4.3(a);

(d)          to discuss, coordinate and share updates and information with respect to the Parties’ respective interactions with Regulatory Authorities, with respect to Products for the Field in the Territory; and

(e)          to perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or as agreed by the Parties in writing.

3.2         Members. The JSC shall be comprised of (a) at least two (2) of the Consultants (provided that, at all times after commencement of Development Stage 2 with respect to a Product in the Field in the Territory, all four (4) Consultants shall be present at the JSC); and (b) four (4) representatives from Oncobiologics (with each representative of Oncobiologics being an officer, employee or consultant of Oncobiologics or its Affiliate having sufficient seniority to make decisions arising within the scope of the JSC’s responsibilities). The initial members of the JSC from Oncobiologics and MTTR are as set forth on Exhibit G attached hereto; provided that, Oncobiologics may replace its representatives with an officer, employee or consultant of Oncobiologics or its Affiliates at any time upon written notice to MTTR. For purposes of any particular JSC meeting, MTTR may substitute an “Initial JSC Member” with an “Initial Alternate JSC Member”, each as described in Exhibit G attached hereto. The JSC may change its size from time to time by mutual consent of the Parties. Oncobiologics shall appoint one (1) of its representatives to act as the chairperson of the JSC. The role of the chairperson shall be to convene and preside at the JSC meeting, to ensure the circulation of meeting agendas in advance of JSC meetings and to prepare meeting minutes and circulate to all of the JSC members such minutes that reflect all material decisions made at such meetings.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3         Meetings. The JSC shall meet at least once per calendar month during the Term, unless the Parties mutually agree in writing to a different frequency for such meetings. Either Party may also call a special meeting of the JSC (by videoconference or teleconference) upon at least [***] prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting. The JSC may meet in person, by videoconference or by teleconference (provided, however, that, unless the Parties otherwise mutually agree, at least [***] JSC meetings per [***] shall be in person until commencement of Development Stage 3 with respect to a Product in the Field in the Territory, after which at least [***] JSC meeting per [***] shall be in person, and MTTR shall have the right to select the location of the first in-person meeting (and, thereafter, the location shall be selected by the Parties on an alternating basis). [***]. The participation at JSC meetings by the Consultants, in accordance with Section 3.2(a), shall be mandatory. Oncobiologics may have additional employee representatives and consultants of Oncobiologics attend JSC meetings as non-voting participants, including one employee to act as secretary of the meeting. MTTR may have additional employee representatives and consultants of MTTR attend JSC meetings as non-voting participants. All JSC meetings shall be conducted in English and all communications under this Agreement shall be in English. The chairperson shall send draft meeting minutes to each representative of the JSC for review and approval within [***] after the applicable meeting. Such minutes shall be deemed approved when signed by the chairperson from Oncobiologics and a JSC member from MTTR; such sign off should not be delayed and be provided within [***] after receipt thereof unless one or more JSC representatives object to the accuracy of such minutes within said [***] period.

3.4         Decision Making. The JSC shall be primarily a forum for information exchange and discussion; provided that, to the extent that any decisions need to be made pursuant to this Agreement, the JSC shall strive to seek consensus in its actions and decision making process, with each Party having collectively one (1) vote in all decisions. If after reasonable discussion and good faith consideration of each Party’s view on a particular matter before the JSC, the representatives of the Parties cannot reach an agreement as to such matter within the course of such JSC meeting, then, and subject to Section 3.5, Oncobiologics shall have the final decision-making authority with respect to such matter, including with respect to matters regarding the Development, manufacture, seeking Regulatory Approval or Commercialization of Products under this Agreement; [***].

3.5         Limitation of JSC Authority. The JSC shall only have the powers expressly assigned to it in this Article 3 and elsewhere in this Agreement and shall not have the authority to: (a) modify or amend the terms and conditions of this Agreement (including any material alteration to the terms of the Services or time commitments of any Consultant); (b) waive or determine either Party’s compliance with the terms and conditions of under this Agreement; or (c) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.            Development Program

4.1         Conduct of Development Activities. Except as expressly set forth in Exhibit A or otherwise in this Agreement with respect to Development-related Services to be conducted by MTTR, Oncobiologics shall have the sole right and responsibility, at its sole cost and expense, in each case in accordance with the Development Plan, for the conduct of all Development activities applicable to Products in the Field in the Territory. At all times during the Term, MTTR shall, through the Consultants, provide Services to Oncobiologics with respect to the Development of Products in the Field for all Indications for which Oncobiologics intends to pursue Regulatory Approval in the Territory.

4.2         Preparation of Development Plans. MTTR will prepare the non-clinical safety and clinical development plan for the Development of Products in the Field in the Territory (which plan shall include, for clarity, any MTTR Regulatory Strategy existing as of such date with respect to the Development of such Products in the Field in the Territory) (collectively, the “Development Plan”), including any updates thereto, in accordance with this Section 4.2. The Development Plan shall reflect at least the use of Commercially Reasonable Efforts to obtain Regulatory Approval of the Product in the Field for [***]. The initial Development timeline is attached hereto as Exhibit E. Subject to the remainder of this Section 4.2, MTTR shall submit any non-material updates to the Development Plan to Oncobiologics for review and approval by Oncobiologics. MTTR will incorporate all feedback provided by Oncobiologics (after any reasonable discussion requested by MTTR) with respect to the Development Plan, and the Parties will communicate, cooperate and share information with each other on an ongoing basis during the Term in order to keep each other informed as to the Development of the Product and enable MTTR to revise the Development Plan to reflect the then-current plans for Oncobiologics’s Development of Products in the Field in the Territory. MTTR shall provide any material updates to the Development Plan to the JSC at least [***] for review and approval by the JSC in accordance with Article 3. The Development Plan and updates thereto shall contain a reasonably detailed summary of (a) all major Development activities (including all clinical studies) conducted under this Agreement since the last Development Plan and (b) all major Development activities proposed to be conducted under this Agreement, including the anticipated timelines for achieving such activities.

4.3         Initial Development Activities.

(a)          Oncobiologics will initially Develop and submit for Regulatory Approval Products in the following Indications: (i) intravitreal injection of Product for the treatment of Wet AMD (the “First Indication”), and (ii) intravitreal injection of Product for the treatment of DME (the “Second Indication”). The Parties shall jointly discuss and evaluate, through the JSC, the Development of Products for treatment of Indications other than the First Indication and Second Indication (each, an “Additional Indication”). For clarity, the terms “First Indication”, “Second Indication” and “Additional Indications” may not track the actual temporal order of Development of the Product (i.e., Oncobiologics may Develop the Product in the Field for the Second Indication or an Additional Indication prior to the First Indication), as discussed by the Parties through the JSC and without limiting Section 4.3(b).

12

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)          Oncobiologics will use Commercially Reasonable Efforts to Develop and seek Marketing Approval of a Product in the Field for the First Indication, the Second Indication, or an Additional Indication (whichever Indication is the lead Indication at such time). Oncobiologics will not delay filing for Marketing Approval in the U.S. of a Product in the Field for the lead Indication by more than one (1) Calendar Quarter as a result of insufficient funding of the program. For clarity, in the event that Development Costs incurred specifically for (i) conducting the Pilot Study and Pivotal Study (but excluding costs incurred in manufacturing and/or supplying Products for use in such studies), and (ii) obtaining Regulatory Approval of Products in the Field in the U.S. (but excluding any PDUFA Fees and all other Development or Commercialization costs incurred by Oncobiologics) either exceed or are reasonably likely to exceed [***] U.S. Dollars ($[***]) ([***]), then Oncobiologics termination of the Development of Products shall not be considered a failure to use Commercially Reasonable Efforts.

4.4         Development Stages. The development stages for Development of the Products under this Agreement shall be as set forth below (each, a “Development Stage”).

(a)          Development Stage 1A: commences on the Effective Date and ends upon the first Successful First FDA Interaction;

(b)          Development Stage 1B: commences upon the first Successful First FDA Interaction and ends upon the first completion (i.e., last patient completion of follow-up) of a Pilot Study;

(c)          Development Stage 2: commences upon the first completion of a Pilot Study and ends upon the first achievement of the Primary End Point in a Pivotal Study;

(d)          Development Stage 3: commences upon the first achievement of the Primary End Point in a Pivotal Study and ends upon the First Commercial Sale of a Product for use in any Approved Indication in the U.S.; and

(e)          Development Stage 4: commences upon the First Commercial Sale of a Product for use in any Approved Indication in the U.S.

5.            Exclusivity; ROFN; Limitations

5.1         Exclusivity. During the Term, MTTR shall cause each Consultant not to work for, assist or enable in any way, directly or indirectly, any Third Party with respect to the development or commercialization of any Biosimilar of bevacizumab in the Field; so long as Oncobiologics is using Commercially Reasonable Efforts to Develop and/or Commercialize a Product in the Field in the Territory and making all undisputed payments owed to MTTR in connection therewith, in accordance with Article 9. MTTR shall ensure that each Consultant acknowledges and abides by the obligations of exclusivity owed to Oncobiologics pursuant to this Section 5.1.

5.2         Right of First Negotiation. [***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.3         Limitations.

(a)          Except as expressly set forth in Section 5.2, Oncobiologics reserves the right to engage other Third Party contractors to perform any of its Development, manufacturing, regulatory or Commercialization activities under this Agreement (“Oncobiologics Service Providers”), subject to binding such Third Party contractor to confidentiality and non-use restrictions that are consistent with the provisions of Article 13 with respect to any Confidential Information of MTTR disclosed to such Third Party contractor. Oncobiologics shall permit Oncobiologics Service Providers to disclose Confidential Information of Oncobiologics to MTTR for the sole purpose of MTTR performing its obligations under this Agreement, including the performance of Services, and shall, at MTTR’s request, promptly inform such Third Party contractor of such permission. Notwithstanding anything to the contrary herein, with respect to any such Confidential Information of Oncobiologics disclosed to MTTR by an Oncobiologics Service Provider, Oncobiologics shall be deemed the “Disclosing Party” of such Confidential Information and the provisions of Article 13 shall apply with equal force and effect to protect the confidentiality, non-use and non-disclosure of such Confidential Information by MTTR. Subject to the terms and conditions of this Agreement, MTTR shall have the right to discuss with any Oncobiologics Service Provider the performance of any of its obligations under this Agreement but not to engage or solicit any Oncobiologics Service Provider to work directly for MTTR to perform such obligations without obtaining prior written consent from Oncobiologics (which consent may not be unreasonably withheld, conditioned or delayed). For clarity, as long as MTTR is complying with its obligations under this Agreement, Oncobiologics shall not prohibit any Oncobiologics Service Provider from working with MTTR pursuant to the immediately preceding sentence. For avoidance of doubt, MTTR may discuss, engage or solicit any Oncobiologics Service Provider for the performance of any activities outside the scope of this Agreement that are not in violation of MTTR’s obligations under Section 5.1. Upon termination or expiration of this Agreement, MTTR shall not require Oncobiologics’s approval in order to work with any Oncobiologics Service Provider.

(b)          Subject to Section 5.1, MTTR and each Consultant reserves the right to perform services for other persons, provided that the performance of such services do not conflict or interfere with the Services or MTTR’s obligations under this Agreement.

6.            Regulatory Responsibilities

6.1         Regulatory Activities. Except as expressly set forth in Exhibit A or otherwise in this Agreement with respect to regulatory-related Services to be conducted by MTTR, Oncobiologics will have the sole right and responsibility, at its sole cost and expense, for all regulatory activities with respect to Products in the Field in the Territory, and Oncobiologics shall have final decision-making authority with respect thereto, taking into good faith consideration MTTR’s perspective as provided through the JSC and provided that Oncobiologics shall exercise such final decision-making authority in a manner that does not delay, and is consistent with the exercise of Commercially Reasonable Efforts with respect to, the conduct of regulatory activities with respect to Products in the Field in the Territory.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2         Responsibility for Regulatory Filings. Oncobiologics shall have the sole right and responsibility, at its sole expense, to prepare, file, prosecute and maintain all regulatory filings for Products in the Territory in Oncobiologics’s own name; provided that, MTTR shall provide such regulatory-related Services as set forth in Exhibit A, including providing Oncobiologics with drafts of all regulatory filings as provided therein within a reasonable time prior to submission for Oncobiologics’s review, comment and approval, and timely incorporating any feedback provided by Oncobiologics with respect to such regulatory filings. The Parties will communicate, cooperate and share information with each other on an ongoing basis during the Term in order to enable MTTR to prepare and update all applicable regulatory filings.

6.3         Interactions with Regulatory Authorities. Oncobiologics will oversee, monitor and manage all regulatory interactions and communications with Regulatory Authorities with respect to Products in the Territory; provided that, MTTR shall assist Oncobiologics as reasonably requested by Oncobiologics in drafting (including any amendments or revisions to such drafts) or responding to any such regulatory communications and providing such other regulatory-related Services as set forth in Exhibit A. As between the Parties, Oncobiologics shall be responsible for all reporting to Regulatory Authorities with respect to any adverse events occurring with respect to any Product in the Field in the Territory, in accordance with Applicable Law. MTTR shall, through the JSC, keep Oncobiologics reasonably informed of regulatory developments related to Products in the Field in the Territory for which MTTR is responsible pursuant to this Agreement and shall notify Oncobiologics in writing of any decision by any Regulatory Authority in the Territory regarding Products in the Field of which it is aware. Oncobiologics shall keep MTTR reasonably informed of regulatory developments and regulatory activities conducted by or on behalf of Oncobiologics with respect to the Product (in and outside the Field) that are relevant to the Field, including with respect to the biosimilar approval process and the biosimilar patent dance for the Product, and shall notify MTTR in writing of any decision by any Regulatory Authority in the Territory regarding Products that is relevant to the Field of which it is aware.

6.4         Regulatory Meetings. Oncobiologics shall provide MTTR with at least [***] prior written notice (or, to the extent such meeting or discussion is scheduled in less than [***], immediate notice) of any material meeting or discussion with any Regulatory Authority in the Territory related to Products in the Field. One (1) or more of the Consultants shall attend such meetings; provided that, with respect to meetings for which Oncobiologics has given less than [***] prior written notice, the Consultants shall, upon Oncobiologics’s request, attend such meeting by teleconference if in-person attendance is not practicable. Oncobiologics shall reimburse Consultants for reasonable, documented travel, meal and lodging costs for such attendance to the extent in accordance with the MTTR Travel Policy in Exhibit H attached hereto.

6.5         Remedial Actions. Each Party shall notify the other immediately, and promptly confirm such notice in writing, if it obtains information indicating that any Product may be subject to any recall, corrective action or other regulatory action by any Governmental Authority or Regulatory Authority (a “Remedial Action”). The Parties shall assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Oncobiologics shall have sole discretion with respect to any matters relating to any Remedial Action in the Territory, including the decision to commence such Remedial Action and the control over such Remedial Action. The cost and expenses of any Remedial Action in the Territory shall be borne solely by Oncobiologics.

15

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.           Commercialization

7.1         Responsibility for Commercialization of Products. Except as expressly set forth in Exhibit A or otherwise in this Agreement with respect to Commercialization-related Services to be conducted by MTTR, Oncobiologics will have the sole right and responsibility for, and final decision-making authority with respect to, the Commercialization of Products in the Field in the Territory, including (a) the conduct of all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including the securing of reimbursement, sales and marketing and any post-marketing trials or databases and post-marketing safety surveillance); (b) the submission of applications for reimbursement with respect to any Product in any country in the Territory; (c) the identification and registration of all tradenames for any Product in the Field in the Territory; (d) the out-licensing of intellectual property owned or controlled by Oncobiologics that Covers any Product in the Field in the Territory; and (e) the booking of all sales of Products in the Field in the Territory, in each case in accordance with the Commercialization Plan. During the Term, MTTR shall, through the Consultants, provide Services to Oncobiologics with respect to the Commercialization of Products in the Field in the Territory for all Approved Indications. Any promotion of the Product by any Active HCP shall be subject to the prior approval of Oncobiologics. [***].

7.2         Preparation of Commercialization Plan. MTTR will prepare the plan for the Commercialization of each Product in the Field in the Territory (“Commercialization Plan”) and any updates thereto, in accordance with this Section 7.2. MTTR shall submit the initial Commercialization Plan to the JSC for review and approval by the JSC, no later than [***] prior to the expected date of First Commercial Sale of such Product. MTTR will incorporate all feedback provided by Oncobiologics (after any reasonable discussion requested by MTTR) with respect to such Commercialization Plan, and the Parties will communicate, cooperate and share information with each other on an ongoing basis through the Term to keep each other informed as to the Commercialization of the Product and in order to enable MTTR to revise the Commercialization Plan to reflect Oncobiologics’s then-current plans for Commercialization of Products in the Field in the Territory. The Commercialization Plan shall reflect at least the use of Commercially Reasonable Efforts to market and sell the Product in the Field [***]. MTTR shall provide any material updates to the Commercialization Plan to the JSC at least [***] each [***] for review and approval by the JSC in accordance with Article 3. The Commercialization Plan and updates thereto shall contain a reasonably detailed summary of (a) all major Commercialization activities conducted with respect to Products in the Field in the Territory since the last Commercialization Plan and (b) and all major Commercialization activities proposed to be conducted with respect to Products in the Feld in the Territory, including the anticipated timelines for achieving such activities. Subject to Section 4.3(b), Oncobiologics will use Commercially Reasonable Efforts to execute the Commercialization Plan and maximize sales of Products for the Field in the Territory.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.            Manufacturing

8.1         Responsibility. Oncobiologics will have the sole right and responsibility, at its sole cost and expense, to manufacture clinical and commercial supply of Products to support the Development and Commercialization of the Products for the Field in the Territory, and shall have final decision-making authority with respect thereto, taking into good faith consideration MTTR’s perspective as provided through the JSC and provided that Oncobiologics shall exercise such final decision-making authority in a manner that does not materially delay, and is consistent with the exercise of Commercially Reasonable Efforts with respect to, the manufacture of Products for Development and Commercialization. Oncobiologics shall keep MTTR reasonably informed of the manufacturing activities for the Products (in and outside the Field) by or on behalf of Oncobiologics that are relevant to manufacture of the Products for the Field.

9.            Compensation

9.1         Retainer Fees.

(a)          Monthly Retainer Fee. In partial consideration for the Services rendered pursuant to this Agreement and for the assignment of MTTR’s right, title and interest in Inventions pursuant to this Agreement, Oncobiologics will pay MTTR a monthly retainer fee (“Monthly Retainer Fee”) in the amount and pursuant to the schedule set forth in the table below (subject to Section 9.3). For clarity, MTTR shall provide a single invoice per month setting forth in an itemized fashion the costs attributable to work performed by each Consultant and the aggregate amount payable for such month. Oncobiologics shall pay all undisputed amounts of such invoice monthly, in arrears, within [***] after receipt of such invoice from MTTR. MTTR shall be solely responsible for all payments to be made to the Consultants.

Timeframe	Consulting Fee ($)
(i) Commencing on the Effective Date, until one year after the Effective Date	monthly installments of US$58,333
(ii) Commencing one year after the Effective Date until the First Commercial Sale of a Product in the Field in the U.S.	monthly installments of $105,208
(iii) Commencing after First Commercial Sale of a Product in the Field in the U.S.	monthly installments of $170,833

(b)          Offset of Retainer Fee; Reduction in Retainer Fee. The payment of the Monthly Retainer Fee set forth in Section 9.1(a)(iii) shall be offset against any Profit Share payable to MTTR under Section 9.2. In any Calendar Year (commencing one year after a J code has been obtained pursuant to the Health Care Procedure Coding System processes for a Product in the U.S. in an Approved Indication, a “J Code”)) in which the Net Revenues for Products in the U.S. in all Approved Indications is less than [***] Dollars ([***]), the Monthly Retainer Fee set forth in Section 9.1(a)(iii) shall be reduced by fifty percent (50%).

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)          Reconciliation of Payments. Within [***] after the end of each Calendar Quarter, Oncobiologics shall conduct a reconciliation and determine if any reconciliation payment is due from one Party to another for Monthly Retainer Fees paid by Oncobiologics to MTTR in the prior Calendar Quarter and, if so, the amount of such reconciliation payment period. If any such payment is owed, the applicable Party shall make such payment to the other Party within [***] after the reconciliation.

9.2         Profit Share.

(a)          Profit Sharing. Subject to Section 9.3, following the First Commercial Sale of any Product in the Field in the U.S., Oncobiologics shall pay to MTTR an initial percentage of the Net Profits (if any), in accordance with Exhibit C (“Profit Sharing Percentage”; such profit share, the “Profit Share”); [***]. For clarity, the Profit Sharing Percentage shall reset to the initial Profit Sharing Percentage on a Calendar Year-by-Calendar Year basis.

(b)          Profit Reports. Within [***] after the end of each [***] following the First Commercial Sale of a Product in the Field in the Territory, Oncobiologics shall submit to MTTR a report setting forth, with respect to the previous [***]: (i) an itemized calculation of the Net Profits for each Product, (ii) the amount of each Actual Deductible Cost deducted from such Net Profits, along with a reasonable basis and explanation for the inclusion of any such costs and expenses that are not specific to use of Products in the Field, the sum of the aggregate Actual Deductible Costs and the calculation for the Adjusted Deductible Cost (if different from the Actual Deductible Cost) and (iii) a calculation of the amount of Net Profits, if any (the “Net Profit Report”). MTTR shall have the right to review and submit any reasonable objection to the calculation of Net Profits within [***] following its receipt of the Net Profit Report from Oncobiologics. Reasonably prior to the delivery of the first Net Profit Report, the Parties, along with their respective accountants, shall discuss and agree on financial accounting matters with respect to the determination and reporting of Net Profits, Actual Deductible Costs and Adjusted Deductible Costs, including any procedures, allocation mechanisms and reporting requirements. In the event that the Parties are not able to agree on such financial accounting matters (after good faith discussions of at least [***]), then such disagreement shall be referred to an independent certified public accounting firm for binding resolution (the cost of which shall be shared by the Parties).

(c)          Payments. Oncobiologics shall pay all undisputed amounts owed to MTTR pursuant to this Section 9.2, if any, at the time of submission of the Net Profit Report.

9.3         Limitations.

(a)          The payment of Monthly Retainer Fees and Net Profits to MTTR shall be contingent upon the performance by each Consultant of the obligations assigned to such Consultant under the Services Schedule or otherwise under this Agreement in accordance with the terms and conditions of this Agreement.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)          In the event that a Consultant performs fewer hours of work, on an FTE basis (as described in Section 2.2(b)) for a particular Calendar Quarter than such Consultant should perform pursuant to the agreed-upon time commitment for such Consultant for the relevant Development Stage of the Product, as set forth in Exhibit B (e.g., if, during a given Calendar Quarter, [***] performs work at a [***]% FTE level rather than [***]% during Development Stage 1), then Oncobiologics shall have the right to offset future payments owed to MTTR under Sections 9.1 and 9.2 by the pro rata amount overpaid to MTTR for such Consultant (on the basis of an hourly rate for such Consultant determined by the anticipated total of Monthly Retainer Fees for the Calendar Quarter, the hours required to be performed by such Consultant during the applicable Calendar Quarter and such Consultant’s share of the Profit Sharing Percentage specified in Exhibit C). In the event that there is no possibility of a future payment owed to MTTR, MTTR shall refund the amount of such overpayment within [***] after receipt of any invoice from Oncobiologics. If a Consultant needs to perform more hours of work during any Calendar Quarter than agreed upon in Exhibit B, then MTTR will notify Oncobiologics in writing and shall obtain written approval of Oncobiologics prior to incurring any expenses. In the event that Oncobiologics approves of such overtime expenses, Oncobiologics shall pay a pro rata amount for such hours (on the basis of an hourly rate determined as set forth above in this Section 9.3(b)). Notwithstanding anything to the contrary in this Agreement, unless any such additional hours are pre-approved by Oncobiologics, no Consultant shall, with respect to a given Calendar Quarter, be obligated to perform more hours of work under this Agreement than as set forth in Exhibit B.

9.4         Change of Control. In the event of (x) a Change of Control of Oncobiologics; (y) an acquisition by a Third Party of Oncobiologics’s rights to the Product in its entirety, through the sale and/or exclusive out-license by Oncobiologics of all or substantially all of Oncobiologics’s assets relating to the Product, including all intellectual property owned or controlled by Oncobiologics that Covers the Product, for use in all fields on a worldwide basis; or (z) an acquisition by a Third Party of Oncobiologics’s rights to the Product for use in the Field on a worldwide basis, through the sale and/or exclusive out-license by Oncobiologics of all or substantially all of Oncobiologics’s assets primarily relating to the Product, including all intellectual property owned or controlled by Oncobiologics that Covers the Product, for use in the Field on a worldwide basis, (each of (x)-(z), an “Acquisition Event”) the following will apply:

(a)          Oncobiologics will have the right to assign this Agreement in connection with such Acquisition Event in accordance with the terms of Section 16.1;

(b)          In each case of (x), (y) and (z), MTTR shall be entitled to receive, within [***] after Oncobiologics’s receipt thereof, an amount as follows (such amount as described below, the “Shared Acquisition Consideration”):

(1)         in each case of (x), MTTR shall be entitled to receive an amount equal to [***];

(2)         in each case of (y), MTTR shall be entitled to receive an amount equal to [***];

19

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3)         in the case of (z), MTTR shall be entitled to receive an amount equal to [***]; and

(4)         in the event that an Acquisition Event occurs prior to the first effective IND filing for the Product in the Field, then in each of (x), (y) and (z), [***].

(c)          Following such Acquisition Event, [***].

(d)         [***], the terms of this Agreement shall continue as between MTTR and Oncobiologics’s assignee on the same terms as between MTTR and Oncobiologics, provided that if this Agreement is terminated in its entirety pursuant to Sections 15.5(a) or for any termination with respect to any Consultant pursuant to Section 15.5(b), then MTTR shall pay to Oncobiologics a percentage of the Shared Acquisition Consideration received by MTTR that is allocated to the applicable terminated Consultant as follows:

Date of Applicable Termination	Applicable Percentage
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In no event shall Oncobiologics structure the acquisition consideration received pursuant to subsections (x), (y) or (z) above with the intent to evade payment obligations owed to MTTR. Any dispute with respect to payments owed to MTTR pursuant to this Section 9.4 [***] shall be resolved by referring such dispute to an independent valuation firm mutually selected by the Parties; each Party shall provide the valuation firm with all information and materials in its possession or control as requested by the valuation firm in connection with such valuation.

9.5         Payments; Withholding Tax.

(a)          Payments in Dollars. All payments owed by Oncobiologics under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by MTTR. For clarity, all payments made pursuant to this Agreement shall be in U.S. dollars.

(b)          Withholding Taxes. If Applicable Law requires withholding of income or other taxes due by Oncobiologics and imposed upon any payments made by Oncobiologics to MTTR under this Agreement, Oncobiologics shall (i) make such withholding payments as may be required, (ii) subtract such withholding payments from such payments, (iii) submit appropriate proof of payment of the withholding taxes to MTTR within a reasonable period of time, and (iv) promptly provide MTTR with all official receipts with respect thereto.

20

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)          Foreign Currency Exchange. If, in any Calendar Quarter, Net Profits are received by Oncobiologics in any currency other than U.S. dollars, such Net Profits shall be converted into U.S. dollars as follows: (A/B), where: “A” = foreign “Net Profits” in such Calendar Quarter expressed in such foreign currency; and “B” = the applicable foreign exchange conversion rate, expressed in local currency of the foreign country per U.S. dollar (using, as the applicable foreign exchange rate, the average of the daily closing rates published in the eastern edition of The Wall Street Journal under the heading “Money Rates,” or any other mutually agreed upon source, for such Calendar Quarter).

(d)          Disputes. If, following the applicable due date for a payment owed under this Agreement by one Party to the other Party, the Parties disagree with respect to the calculation of such payment, any undisputed portion shall be paid within [***] of the Parties’ agreement with respect to such undisputed portion and the remaining, disputed portion shall be paid within [***] after the date on which the Parties resolve the dispute in accordance with Section 16.4.

9.6         Interest on Late Payments. If either Party does not receive payment of any sum due to it on or before the due date, interest shall thereafter accrue on the sum due to the such Party until the date of payment at the per annum rate of [***] percent ([***]%) over the then-current [***] reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower.

9.7         Audit Rights. Each Party shall maintain complete and accurate records in sufficient detail to permit the other Party to verify the accuracy of the payment obligations hereunder. For clarity, (a) with respect to Oncobiologics as the auditing Party, MTTR shall maintain records of the number of hours worked by each Consultant during the Term in order for Oncobiologics to verify payment amounts due under Sections 9.1 and 9.2, and (b) with respect to MTTR as the auditing Party, Oncobiologics shall maintain records of Actual Deductible Costs, Adjusted Deductible Costs, Net Revenues and Net Profits in order for MTTR to verify the accuracy of the Net Profit Report furnished by Oncobiologics pursuant to Section 9.2(b) and the amount of Profit Share and other payments due under this Agreement. All payments and other amounts under this Agreement shall be accounted for in accordance with GAAP. Upon reasonable prior notice, such records shall be available for examination during regular business hours for a period of [***] to which they pertain, and not more often than once each Calendar Year, by an independent certified public accountant selected by the auditing Party and reasonably acceptable to the other Party. Any such auditor shall not disclose Confidential Information of the Party being audited, except to the extent such disclosure is necessary to verify the accuracy of the payment obligations hereunder. Any amounts shown to be owed but unpaid shall be paid within [***] from the accountant’s report, plus interest (as set forth in Section 9.6) from the original due date. Oncobiologics shall bear the full cost of any audit conducted by or on behalf of Oncobiologics unless such audit discloses an overpayment by Oncobiologics of more than [***] percent ([***]%) of the amount due for the audited period, in which case MTTR shall bear the full cost of such audit. MTTR shall bear the full cost of any audit conducted by or on behalf of MTTR unless such audit discloses an underpayment by Oncobiologics of more than [***] percent ([***]%) of the amount due for the audited period, in which case Oncobiologics shall bear the full cost of such audit.

21

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.         Intellectual Property

10.1       Ownership of Inventions. Other than with respect to MTTR Regulatory Strategy, MTTR and each of the Consultants hereby irrevocably assigns, grants and conveys to Oncobiologics all of its right, title and interest now existing or that may exist in the future in and to any Deliverable, document, development, invention, know-how, design, process, technique, trade secret, or idea, and all intellectual property rights related thereto, that is created, generated, authored, conceived or reduced to practice by each Consultant, in the course of performing Services and to the extent related to a Product under this Agreement (the “Inventions”), including all copyrights, trademarks, patents or other intellectual property rights relating thereto. MTTR agrees that any and all Inventions shall be and remain the property of Oncobiologics. MTTR will use Commercially Reasonable Efforts to promptly disclose to Oncobiologics all Inventions, and in any event will promptly disclose to Oncobiologics any material Inventions. MTTR agrees to execute, at Oncobiologics’s request and expense, all documents and other instruments necessary or desirable to confirm such assignment with respect to the Inventions. In the event that MTTR does not, for any reason, execute such documents within a reasonable time of Oncobiologics’s request, MTTR and each of the Consultants hereby irrevocably appoints Oncobiologics as MTTR’s or such Consultant’s attorney-in-fact solely for the purpose of executing such documents on MTTR’s (or such Consultant’s) behalf, which appointment is coupled with an interest. MTTR shall not attempt to register any works created by MTTR pursuant to this Agreement that pertain to Products at the U.S. Copyright Office, the U.S. Patent & Trademark Office, or any foreign copyright, patent, or trademark registry. MTTR retains no rights in the Inventions and agrees not to challenge Oncobiologics’s ownership of the rights embodied in the Inventions. MTTR and each of the Consultants further agrees, at Oncobiologics request and expense, to assist Oncobiologics in every proper way to enforce Oncobiologics’s rights relating to the Inventions in any and all countries, including, but not limited to, executing, verifying and delivering such documents and performing such other acts (including appearing as a witness) as Oncobiologics may reasonably request for use in obtaining, perfecting, evidencing, sustaining and enforcing Oncobiologics’s rights to the Inventions.

10.2      Artist’s, Moral, and Other Rights. If MTTR has any rights, including without limitation “artist’s rights” or “moral rights,” in any Invention which cannot be assigned (the “Non-Assignable Rights”), MTTR agrees to waive enforcement worldwide of such rights against Oncobiologics. In the event that MTTR has any such rights that cannot be assigned or waived, MTTR, on behalf of itself and each of the Consultants, hereby grants to Oncobiologics a royalty-free, paid-up, exclusive, worldwide, irrevocable, sublicenseable, transferable perpetual license under the Non-Assignable Rights to (a) use, make, have made, sell, have sold, offer to sell, import, export or otherwise exploit and (b) reproduce, distribute, create derivative works of, publicly perform and publicly display, the Invention in any medium or format, whether now known or later developed.

22

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3      License to MTTR Regulatory Strategy. Effective upon termination or expiration of this Agreement and subject to the terms of Section 15.7, MTTR hereby grants, and agrees to grant, to Oncobiologics a non-exclusive sublicenseable, transferable (in accordance with Section 16.1) license, under the MTTR Regulatory Strategy, to use, make, have made, sell, have sold, offer for sale, import, export or otherwise exploit Products in the Field in the Territory.

10.4      No Conflicts. MTTR represents that [***] is, as of the Effective Date, a full time employee and faculty member of the [***] and may become, in the future, employed by another academic or research institution (such academic or research institution, an “Institution”). Nothing in this Agreement shall be construed to conflict with his obligations and duties as such, including his duties (a) to protect information that is confidential and/or proprietary to [***] or any Institution, (b) to not disclose such protected information to either MTTR or Oncobiologics, or any Third Party, or (c) to fully comply with [***] or any Institution’s patent policy and other applicable policies and regulations, including with respect to conflicts of interest and disclosure of this Agreement to [***] or any Institution as required to comply with such policies and regulations.

11.          Representations, Warranties and Covenants

11.1       Mutual Representations, Warranties and Covenants. Each Party hereby represents, warrants and covenants, as applicable, to the other Party as follows:

(a)          Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Applicable Laws of the jurisdiction in which it is incorporated.

(b)          Corporate Power, Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Applicable Laws affecting creditors' rights and remedies generally; and (iv) the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any Applicable Laws.

(c)          Compliance.

(i)          In the performance of its obligations under this Agreement, each Party shall comply, and shall cause its and its Affiliates’ employees and contractors to comply, with Anti-Corruption Laws and all Applicable Laws. Without limiting the foregoing, each Party, and its and its Affiliates’ employees and contractors, shall not, in connection with the performance of this Agreement, directly or indirectly through Third Parties, pay, promise, or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to any public official or other person or entity for the purpose of obtaining or retaining business for or with, or directing business to, any person, including, without limitation, either Party.

23

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)         Each Party shall immediately notify the other Party if it has any information or suspicion that there may be a violation of any Applicable Laws (including Anti-Corruption Laws) in connection with its performance under this Agreement. In the event that either Party has violated or been suspected of violating any of its obligations, representations, warranties or covenants in this Section 11.1(c), such Party will take reasonable actions to remedy such breach and to prevent further such breaches from occurring.

(iii)        Notwithstanding the foregoing, each Party will have the right, upon reasonable prior written notice and during the other Party’s regular business hours, to audit the other Party’s books and records in the event that a suspected violation of any Anti-Corruption Law needs to be investigated (in such Party’s reasonable, good-faith discretion). Such audit shall be conducted by such Party’s audit team comprised of qualified auditors who have received anticorruption training. For clarity, a credible finding, after a reasonable investigation, of any breach of subsections (i) or (ii) above with respect to any Anti-Corruption Law, shall be deemed a material breach of this Agreement and allow the non-breaching Party to terminate this Agreement in accordance with Section 15.2.

11.2      MTTR Representations and Warranties. MTTR hereby represents, warrants and covenants to Oncobiologics that:

(a)          MTTR has the right and unrestricted ability to assign all Inventions to Oncobiologics in accordance with Article 10, and each of the Consultants is bound by an enforceable written agreement pursuant to which such Consultant assigns to MTTR all of its right, title and interest in all Inventions;

(b)          MTTR shall (and shall ensure that each of its Consultants shall) use Commercially Reasonable Efforts, and shall devote the time necessary on an ongoing basis, to perform the Services in accordance with the Services Schedule and all other terms of this Agreement. MTTR shall (and shall ensure that each of its Consultants shall) use Commercially Reasonable Efforts to complete the Services in a timely manner and in accordance with timelines mutually agreed by Oncobiologics and MTTR, including as set forth in the Services Schedule. The Services, and the results thereof, will be performed with, and be the product of, the professional skill and expertise consistent with industry standards for the performance of similar services; and

(c)          [***].

11.3      Oncobiologics Representations and Warranties.

(a)          Oncobiologics hereby represents, warrants and covenants to MTTR that, as of the Effective Date, there are no Third Party IP Agreements [***].

24

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)          [***].

11.4      No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY OR ITS AFFILIATE, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED. For avoidance of doubt, neither Party guarantees any outcome with respect to the activities conducted under this Agreement.

12.          Independent Contractor Relationship

12.1       Independent Contractor. MTTR (and each Consultant) is an independent contractor and not an employee of the Oncobiologics. Nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship. MTTR is not authorized to represent that it or any Consultant is an agent, employee, or legal representative of Oncobiologics. MTTR is not authorized to make any representation, contract, or commitment on behalf of Oncobiologics or incur any liabilities or obligations of any kind in the name of or on behalf of the Oncobiologics.

12.2       Tax Treatment. MTTR and Oncobiologics agree that Oncobiologics will treat MTTR as an independent contractor for purposes of all tax laws (local, state and federal) and file forms consistent with that status. MTTR agrees, as an independent contractor, that neither it nor its employees are entitled to unemployment benefits in the event this Agreement terminates, or workers’ compensation benefits in the event that MTTR, or any employee of MTTR, is injured in any manner while performing obligations under this Agreement. MTTR will be solely responsible to pay any and all local, state, and/or federal income, social security and unemployment taxes for MTTR and its employees. Oncobiologics will not withhold any taxes or prepare W-2 Forms for MTTR, but will provide MTTR with a Form 1099, if required by Applicable Law. MTTR is solely responsible for, and will timely file all tax returns and payments required to be filed with, or made to, any Governmental Authority with respect to the performance of Services and receipt of fees under this Agreement. MTTR is solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing Services under this Agreement, except as provided herein. No part of MTTR’s compensation will be subject to withholding by Oncobiologics for the payment of any social security, federal, state or any other employee payroll taxes. Oncobiologics will regularly report amounts paid to MTTR with the appropriate taxing authorities, as required by Applicable Law.

12.3       No Employee Benefits. MTTR acknowledges and agrees that neither it nor anyone acting on its behalf shall receive any employee benefits of any kind from Oncobiologics. MTTR (and MTTR’s agents, employees, and subcontractors) is excluded from participating in any fringe benefit plans or programs as a result of the performance of Services under this Agreement, without regard to MTTR’s independent contractor status. In addition, MTTR (and MTTR’s agents, employees, and contractors) waives any and all rights, if any, to participation in any of Oncobiologics’s fringe benefit plans or programs including, but not limited to, health, sickness, accident or dental coverage, life insurance, disability benefits, severance, accidental death and dismemberment coverage, unemployment insurance coverage, workers’ compensation coverage, and pension or 401(k) benefit(s) provided by Oncobiologics to its employees.

25

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.4      Expenses and Liabilities. MTTR agrees that as an independent contractor, it is solely responsible for all expenses (and profits/losses) it incurs in connection with the performance of Services. MTTR understands that it will not be reimbursed for any supplies, equipment, or operating costs, nor will the costs of doing business be defrayed in any way by Oncobiologics except as set forth in this Agreement; provided however, that MTTR will be reimbursed for reasonable travel and other business expenses in accordance with the travel policy attached hereto as Exhibit H, to the extent pre-approved by a senior executive of Oncobiologics.

13.          Confidentiality

13.1      Confidentiality Obligations. Each of Oncobiologics and MTTR, as a Receiving Party, hereby agrees that, during the Term and for an additional [***] after termination or expiration of this Agreement, it will (and in the case of MTTR, will ensure that Consultants will): (a) maintain in confidence such Confidential Information of the Disclosing Party using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information of the Disclosing Party to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted under this Article 13; and (c) it will not use any Confidential Information of the Disclosing Party, except as expressly permitted in this Agreement, including in connection with the exercise of any rights or licenses granted hereunder. Notwithstanding the foregoing, with respect to any Confidential Information that constitutes a trade secret, the foregoing obligations of confidentiality, non-use and non-disclosure shall continue for as long as such Confidential Information remains a trade secret. Notwithstanding the definition of Confidential Information in Section 1.16, Confidential Information of a Receiving Party will not be deemed to include:

(a)          any information that is or becomes generally available to the public other than as a direct or indirect result of the disclosure of any of such information by the Receiving Party in violation of this Agreement;

(b)          any information that was in the Receiving Party’s possession without obligations of confidentiality with respect thereto prior to the time it was first made available to the Receiving Party by the Disclosing Party, provided that the source of such information was not and is not known to the Receiving Party to be bound by any contractual or other obligation of confidentiality to the Disclosing Party or to any other entity with respect to any of such information;

26

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)          any information that becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that such source is not known to the Receiving Party to be bound by any contractual or other obligation of confidentiality to the Disclosing Party or to any other entity with respect to any of such information; or

(d)          any information that is developed by or on behalf of the Receiving Party independently of the Disclosing Party’s Confidential Information and without reference to or use of such Confidential Information.

13.2      Permitted Disclosures.

(a)          MTTR hereby agrees, as a Disclosing Party, that Oncobiologics, as a Receiving Party, may disclose MTTR’s Confidential Information: (i) to any Affiliate, or to its or its Affiliate’s employee, consultant, contractor, subcontractor, agent or sublicensee on a need-to-know basis in order to enable such person to exercise its rights, or to carry out its responsibilities, under this Agreement; (ii) on a need-to-know basis to Oncobiologics’s professional, legal or financial advisors; (iii) as reasonably necessary to any bona fide actual or potential (A) permitted sublicensee of Oncobiologics’s rights hereunder, or (B) investor, financer or commercial partner of Oncobiologics for purposes of evaluating or carrying out an actual or potential investment, merger, acquisition, consolidation, share exchange or other similar transaction involving Oncobiologics and such Third Party; (iv) as reasonably necessary to file, prosecute or maintain patent rights, or to file, prosecute or defend litigation related to patent rights, in accordance with this Agreement; (v) as reasonably required to obtain Regulatory Approvals; or (vi) as required by Applicable Laws, including regulations promulgated by court orders, administrative subpoenas and security exchanges; provided, that, in the case of any disclosure under subsections (iv)-(vi), Oncobiologics shall (x) if practicable, provide MTTR with reasonable advance notice of and an opportunity to comment on any such required disclosure and (y) if requested by MTTR, cooperate in all reasonable respects with the MTTR’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at MTTR’s expense. Notwithstanding the foregoing in this Section 13.2(a), Oncobiologics shall not disclose any of MTTR’s Confidential Information that is MTTR Regulatory Strategy to any Third Party during the Term and for an additional [***] after the termination or expiration of this Agreement without the prior written consent of MTTR, not to be unreasonably withheld, conditioned or delayed, provided that Oncobiologics may disclose such MTTR Regulatory Strategy without MTTR’s prior consent (AA) as reasonably required to be disclosed to regulatory authorities for the purpose of obtaining or maintaining Regulatory Approval of a Product in the Field in the Territory, in which case the foregoing provisions of subsections (x) and (y) shall apply to such disclosure and (BB) to a sublicensee of Oncobiologics under the license granted to Oncobiologics under Section 10.3, to the extent reasonably necessary for such sublicensee to exercise such sublicense.

(b)          Oncobiologics hereby agrees, as a Disclosing Party, that MTTR, as a Receiving Party, may disclose Oncobiologics’s Confidential Information (i) to any of its or Oncobiologics’s or Oncobiologics’s Affiliates’ consultants, contractors, subcontractors, agents or sublicensees on a need-to-know basis in order to exercise its rights or carry out its responsibilities under this Agreement, including the performance of the Services; or (ii) to the extent required by Applicable Laws, including regulations promulgated by court orders, administrative subpoenas and security exchanges; provided, that, in the case of any such disclosure, MTTR shall (x) if practicable, provide Oncobiologics with reasonable advance notice of and an opportunity to comment on any such required disclosure and (y) if requested by Oncobiologics, cooperate in all reasonable respects with the Oncobiologics’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at Oncobiologics’s expense.

27

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.3      Covenants of Receiving Party. Each of Oncobiologics and MTTR hereby covenants and agrees, as a Receiving Party that any person or entity who is granted access by such Receiving Party to Confidential Information of the Disclosing Party will, prior to having such access, be bound by written obligations of confidentiality and non-use no less stringent than the obligations set forth in Section 13.1. Each Receiving Party will be liable to the other Party for any disclosure or misuse by such person or entity of Confidential Information of the Disclosing Party.

14.         Indemnification; Insurance; Liability Limitations

14.1      Indemnification by MTTR. MTTR shall defend (solely upon Oncobiologics’s request), indemnify, and hold Oncobiologics and its Affiliates and their respective officers, directors, employees, and agents (the “Oncobiologics Indemnitees”) harmless from and against any and all Third Party claims, suits, proceedings, damages, expenses (including court costs and reasonable attorneys’ fees and expenses) and recoveries (collectively, “Claims”) arising out of, based on, or resulting from (a) gross negligence or willful misconduct of any MTTR Indemnitee in the performance of Services under this Agreement; or (b) the breach of any of MTTR’s obligations under this Agreement, including MTTR’s representations, warranties or covenants set forth herein. The foregoing indemnity obligation shall not apply to the extent that (i) the Oncobiologics Indemnitees fail to comply with the indemnification procedures set forth in Section 14.3 and MTTR’s defense of the relevant Claim is prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which Oncobiologics is obligated to indemnify the MTTR Indemnitees under Section 14.2. Notwithstanding anything to the contrary herein, the foregoing indemnification obligations of MTTR shall not apply to any Claims that are based on, or resulting from, activities by MTTR Indemnitees that were expressly authorized in writing by Oncobiologics.

14.2      Indemnification by Oncobiologics. Oncobiologics shall defend, indemnify, and hold MTTR and each of the Consultants (the “MTTR Indemnitees”) harmless from and against any and all Third Party Claims arising out of, based on, or resulting from (a) the Development, manufacture or Commercialization of the Product in the Field in the Territory by or on behalf of Oncobiologics or any of its Affiliates; (b) the breach of any of Oncobiologics’s obligations under this Agreement, including Oncobiologics’s representations, warranties or covenants set forth herein; or (c) the negligence or willful misconduct of any Oncobiologics Indemnitee. The foregoing indemnity obligation shall not apply to the extent that (i) the MTTR Indemnitees fail to comply with the indemnification procedures set forth in Section 14.3 and Oncobiologics’s defense of the relevant Claim is prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which MTTR is obligated to indemnify the Oncobiologics Indemnitees under Section 14.1.

28

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.3      Indemnification Procedures. The Party claiming indemnity under this Article 14 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim and shall offer control of the defense of such Claim to the Indemnifying Party. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Article 14.

14.4      Insurance. Each Party shall procure and maintain insurance, including product liability insurance, adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated; provided that, MTTR shall have no obligation to obtain product liability insurance. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 14. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least [***] prior to the cancellation, non-renewal or material change in such insurance.

15.          Term and Termination

15.1       Term. The term of this Agreement is from the Effective Date until the later of (a) (i) for each country in the Major Market Countries on a country-by-country basis, ten (10) years after the First Commercial Sale of a Product in the Field for an Approved Indication in such country and (ii) for each country in the Territory outside of the Major Market Countries, ten (10) years after the First Commercial Sale of a Product in the Field for an Approved Indication in the Territory and (b) on a country-by-country basis, the expiration of any Regulatory Exclusivity associated with the applicable Product in such country, unless earlier terminated as provided in this Agreement (the “Term”).

29

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.2       Termination for Material Breach.

(a)          Each Party shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches its obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within [***] from the date of such notice. For clarity, the failure of [***] to materially perform his obligations under this Agreement in accordance with the terms herein shall be deemed to be a material breach of this Agreement by MTTR.

(b)          Oncobiologics shall have the right to terminate this Agreement on a Consultant-by-Consultant basis, immediately upon written notice to MTTR if (i) the applicable Consultant materially breaches his obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within [***] from the date of such notice, or (ii) the applicable Consultant materially fails to meet the time commitment for such Consultant for the relevant Development Stage of the Product, as set forth in Exhibit B and determined on a Calendar Quarter basis and fails to materially perform the underlying Service, as applicable, within [***] of the date of notice thereof.

15.3       Termination Due to Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [***] after the filing thereof, or if the other Party proposes or becomes a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.

15.4       Termination for Development Failure. Oncobiologics shall have the right to terminate this Agreement immediately, upon [***] prior written notice to MTTR, in the event that: (i) Oncobiologics fails to achieve any of the milestones set forth for the Development Stages in Section 4.4 (as such Development Stages may be modified by mutual written agreement of the Parties) in the timeframe outlined in the initial Development timeline; provided that, Oncobiologics has exercised Commercially Reasonable Efforts to achieve such milestones, to the extent set forth in Section 4.3(b); or (ii) after the [***] after obtaining the first J Code for a Product in the U.S., the annual revenue in the U.S. from sales of Products in the Field in the Territory is less than [***] Dollars ($[***]). For avoidance of doubt, any such failure to achieve such milestones within such timeframes shall not in and of itself provide the basis for termination by Oncobiologics under Section 15.2 of this Agreement.

15.5       Termination for Failure to Replace Consultant.

(a)          If Oncobiologics does not approve any replacement consultant for [***] pursuant to Section 2.2(c) within [***] of MTTR’s proposal of such replacement, then, unless the Parties agree otherwise in writing, this Agreement will terminate in its entirety immediately. For avoidance of doubt, any failure to approve any replacement consultant for [***] pursuant to Section 2.2(c) shall not provide basis for termination by Oncobiologics under Section 15.2 of this Agreement.

30

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)          If Oncobiologics does not approve any replacement consultant for [***] pursuant to Section 2.2(d) within [***] of MTTR’s proposal of such replacement, then, unless the Parties agree otherwise in writing, this Agreement shall terminate with respect to such Consultant immediately. For avoidance of doubt, any failure to approve any replacement consultant for the foregoing Consultants pursuant to Section 2.2(d) shall not provide basis for termination by Oncobiologics under Section 15.2 of this Agreement.

15.6       [***].

15.7       Effects of Termination.

(a)          Upon any termination or expiration of this Agreement in its entirety, each Party shall return to the other Party, or at such other Party’s option, destroy, all copies of such Confidential Information then in such Party’s possession; provided that, each Party may retain a copy of the other Party’s Confidential Information for legal archival purposes; provided, however, that with respect to a termination by Oncobiologics pursuant to Section 15.2(b), the foregoing shall apply only with respect to such terminated Consultant.

(b)          Upon any termination or expiration of this Agreement in its entirety, MTTR shall promptly furnish to Oncobiologics all Inventions in MTTR’s possession as of the date of termination or expiration. Oncobiologics shall not perform any additional Services or incur any additional expenses with respect to this Agreement without Oncobiologics’s prior written approval; provided, however, that with respect to a termination by Oncobiologics pursuant to Section 15.2(b), the foregoing shall apply only with respect to such terminated Consultant.

(c)          [***]

(d)          [***]

(e)          With respect to a termination of this Agreement with respect to a Consultant by Oncobiologics pursuant to Section 15.2(b) or as set forth in Section 15.5(b), the Monthly Retainer Fee and Profit Sharing Percentage shall be reduced in accordance with the applicable Consultant’s share of the Profit Sharing Percentage specified in Exhibit C as of the date of delivery of written notice of termination.

15.8       Survival. Termination or expiration of this Agreement shall not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: [***], together with any other provisions needed to effectuate the intent of the foregoing. If this Agreement is terminated with respect to a Consultant but not in its entirety, then the foregoing provisions of this Agreement shall remain in effect with respect to the terminated Consultant (to the extent such provisions would survive and apply in the event this Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing to the extent applicable to the terminated Consultant shall terminate upon termination of this Agreement and be of no further force and effect (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to the remaining Consultants that are not terminated).

31

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.          Miscellaneous

16.1       Successors and Assigns. MTTR may not assign, transfer or delegate this Agreement or any of its obligations hereunder without Oncobiologics’s prior written consent (which may be withheld, conditioned or delayed, in Oncobiologics’s sole discretion). Oncobiologics may not assign, transfer or delegate this Agreement or any of its obligations hereunder without MTTR’s prior written consent (which may be withheld, conditioned or delayed, in MTTR’s sole discretion), except that Oncobiologics may assign this Agreement without MTTR’s prior written consent (a) to an Affiliate of Oncobiologics, so long as Oncobiologics remains responsible for the activities of such Affiliate and all of such Affiliate’s obligations under this Agreement, (b) to a successor of Oncobiologics in the event of a Change of Control of Oncobiologics or (c) to an exclusive sublicensee of all of Oncobiologics’s rights to the Products for use (i) in the Field in the Territory or (ii) in all fields on a worldwide basis.

16.2       Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (a) by overnight courier upon written verification of receipt; or (b) by email or facsimile transmission with confirmation of receipt of transmission. Notice shall be sent to the addresses set forth below or such other address as either Party may specify in writing.

If to Oncobiologics:
7 Clarke Drive
Cranbury, New Jersey 08512
Attn: [***]
Tel: [***]
Email: [***]
Facsimile: [***]

If to MTTR:
[***]
Attn: [***]
Tel: [***]
Email: [***]
Facsimile: [***]

16.3       Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the application of principles of conflicts of law.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.4       Arbitration. Either Party may submit any dispute arising hereunder to binding arbitration pursuant to the [***]. The arbitration shall be conducted in [***]. In any arbitration under this Section 16.4, the arbitrator and the Parties shall use their best efforts to resolve such dispute within [***] after the selection of the arbitrator, or as soon thereafter as is practicable. The decision of the arbitrator or shall be final and binding upon the Parties and shall be enforceable by any court of competent jurisdiction. By agreeing to arbitration, the Parties do not intend to deprive any competent court of such court’s jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of the arbitration proceedings and the enforcement of any award or judgment. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a national court, the arbitrator shall have full authority to grant provisional remedies and to award damages for failure of any Party to respect the court of arbitration’s order to that effect. The expenses of any arbitration shall be borne equally by the Parties, except as otherwise allocated by the arbitrator. Each Party shall bear the expenses of its counsel and other experts in connection with any arbitration proceedings.

16.5       Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

16.6       Waiver. The waiver by either Party of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any other or subsequent breach by such other Party.

16.7       Entire Agreement. This Agreement constitutes the entire understanding of the Parties relating to the subject matter and supersedes any previous oral or written communications, representations, understanding, or agreement between the Parties concerning such subject matter, including the Confidentiality Agreement. This Agreement may not be changed, modified, supplemented or amended except by express written agreement signed by an authorized representative of each of the Parties.

16.8      Construction. Except where the context otherwise requires, (a) wherever used, the singular shall include the plural, the plural shall include the singular; (b) the terms “including,” “include,” “includes” or “e.g.,” shall be deemed to mean “including, without limitation”; (c) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; and (d) the word “will” means “shall”; (f) “Dollar” or “$” means U.S. Dollars. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.

16.9       Equitable Relief. Each Party acknowledges that its breach of Article 13 (and in the case of MTTR, its breach of Section 5.1) may cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law. By reasons thereof, each Party agrees that the other Party shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to seek preliminary and permanent injunctive and other equitable relief to prevent or curtail any actual or threatened breach of such obligations.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.10    Force Majeure. A Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the reasonable control of the applicable Party, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than [***], then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such force majeure. If a force majeure persists for more than [***], then either Party shall have the right to terminate this Agreement in its entirety upon written notice to the other Party.

16.11    Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 16.11 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 14.1 OR 14.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 13 OR ITS OBLIGATIONS UNDER SECTIONS 5.1 AND 5.2 OR THAT RESULT FROM THE INTENTIONAL BREACH OF THIS AGREEMENT.

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In Witness Whereof, the Parties have executed this Agreement as of the date first written above.

Oncobiologics, Inc.		MTTR, LLC

By:	/s/ Pankaj Mohan	By:	/s/ [***]
Pankaj Mohan, Ph.D.		Name: [***]
Chairman and CEO		Title: [***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A
Services Schedule

Description of Services (including applicable Deliverables and timelines for completion)

The following activities and deliverables with respect to the Product in the Field in the Territory:

[***]

AGREED TO:
MTTR, LLC
Date:
AGREED TO:
Oncobiologics, Inc.
Date:

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B
Consultant Expertise & Time Commitments

A.	Consultant Expertise

(1)	[***]

(2)	[***]

(3)	Mr. Dagnon is a senior executive with regulatory, operations, quality and compliance experience.

(4)	[***]

B.	Consultant Time Commitments (as a percentage of FTE and pro-rated based on the actual number of days during the applicable Development Stage)

(1)	Development Stage 1:

(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 25%
(d)	[***]

(2)	Development Stage 2:

(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 75%
(d)	[***]

(3)	Development Stage 3:

(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 100%
(d)	[***]

(4)	Development Stage 4:

(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 100%
(d)	[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C
Profit Sharing Percentage

Subject to the terms and conditions of this Agreement, including the adjustment pursuant to Section 9.2(a), Oncobiologics shall pay MTTR [***] of Net Profits.

[***] share of such amount paid to MTTR shall be [***] and each of the other three (3) Consultants share of such amount shall be [***].

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D
Development Costs

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E

Initial Development Timelines

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F
Primary End Points

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G

Oncobiologics’s Initial JSC Members

[***]

MTTR’s Initial JSC Members

[***]

MTTR’s Initial Alternate JSC Members

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H

Travel Policy

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT I
[***]

[***]

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[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MTTR, LLC

[***]

Attention: [***]

Email: [***]

March 2, 2018

Oncobiologics, Inc.

7 Clarke Drive

Cranbury, NJ 08512

Attention: Pankaj Mohan, Ph.D.

Email: [***]

Re:	Monthly retainer payment schedule adjustment, additional one-time fee, and MTTR consultant time commitment

Dear Pankaj:

This letter is to confirm our understanding with respect to certain changes to the Strategic Partnership Agreement between Oncobiologics, Inc. (“Oncobiologics”) and MTTR, LLC (“MTTR”) dated February 15, 2018 (the “Agreement”). Such changes are as set forth below:

1.       The table set forth in Section 9.1(a) of the Agreement is not changed in terms of monthly retainer installments but hereby is amended in terms of timing by the following table:

Timeframe	Consulting Fee ($) (prorated as needed)
(i) Commencing on the Effective Date until December 31, 2018	monthly installments of US$58,333
(ii) Commencing January 1, 2019 until First Commercial Sale of a Product in the Field in the U.S.	monthly installments of $105,208
(iii) Commencing after First Commercial Sale of a Product in the Field in the U.S.	monthly installments of $170,833

2.       In consideration of [***], as reflected by the [***] within [***] (as compared to [***] listed in Exhibit E), Oncobiologics agrees to pay a one-time [***] fee of $268,553 to MTTR by September 11, 2020. The amount paid by Oncobiologics to MTTR pursuant to this Paragraph 2 as well as all and any retainer payments shall be excluded from the determination of Development Costs under Section 4.3(b) of the Agreement.

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3.       Subsection B of Exhibit B is hereby also amended as follows:

B.	Consultant Time Commitments (as a percentage of FTE and pro-rated based on the actual number of days during the applicable period)

(1)	Effective Date until December 31, 2018:
(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 25%
(d)	[***]

(2)	January 1, 2019 until December 31, 2019:
(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 70%
(d)	[***]

(3)	January 1, 2020 until First Commercial Sale of a Product in the Field in the U.S.:
(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 70%
(d)	[***]

(4)	After First Commercial Sale of a Product in the Field in the U.S.:
(a)	[***]
(b)	[***]
(c)	Mr. Dagnon – 100%
(d)	[***]

Please confirm Oncobiologics’s agreement with the changes as set forth in this letter by signing this letter and returning a countersigned copy to me at [***]. I look forward to receiving your agreement, and thank you for your assistance in this matter.

Sincerely,
MTTR, LLC

By:	/s/ [***]
[***]

Agreed by Oncobiologics, Inc.:

By:	/s/ Pankaj Mohan, Ph.D.
Name:	Pankaj Mohan, Ph.D.
Title:	Chairman and CEO

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